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                                                                   EXHIBIT 10.31


                   JUNIOR SUBORDINATED NOTE PURCHASE AGREEMENT

         THIS JUNIOR SUBORDINATED NOTE PURCHASE AGREEMENT, dated as of February 22, 2006 (this "Agreement"), between North Pointe Holdings Corporation, a Michigan corporation (the "Company"), and NP Capital Trust I, a statutory trust created under the laws of the State of Delaware (the "Trust"), relating to the Junior Subordinated Notes due 2036 (the "Notes"), issuable pursuant to an Indenture, dated the Closing Date (as defined in the Purchase Agreement identified below), between the Company and LaSalle Bank National Association, as Trustee (the "Indenture"). Capitalized terms used herein and not otherwise defined herein have the respective meanings ascribed thereto in the Purchase Agreement (as defined below).

         WHEREAS, the Company, the Trust and the Purchaser named therein have entered into a Purchase Agreement, dated February 22, 2006 (the "Purchase Agreement"), in connection with the issuance and sale of Preferred Securities (liquidation amount of $1,000 per security) (the "Preferred Securities") by the Trust; and

         WHEREAS, the Company and the Trust have entered into a Common Securities Subscription Agreement, dated the Closing Date (the "Common Securities Subscription Agreement"), in connection with the issuance and sale of common securities (liquidation amount of $1,000 per security) (the "Common Securities") by the Trust; and

         WHEREAS, in connection with the Purchase Agreement and the Common Securities Subscription Agreement and the issuance and sale of the Preferred Securities and the Common Securities, respectively, pursuant thereto, the Trust desires to purchase from the Company, and the Company desires to sell to the Trust, all of the Notes.

         NOW, THEREFORE, in consideration of the foregoing premises and the conditions and agreements hereinafter set forth, the parties hereto agree as follows:

         1. The Trust hereby offers to purchase from the Company, and the Company hereby accepts such offer and agrees to issue and sell to the Trust, contemporaneous with the Closing Date, Twenty Million Six Hundred Twenty Thousand Dollars ($20,620,000) aggregate principal amount of Notes, in consideration of the payment on or before the date hereof of Twenty Million Six Hundred Twenty Thousand Dollars ($20,620,000)in immediately available funds.

         2. The Company represents and warrants that the Notes have been duly authorized and executed by the Company, and, when duly authenticated and delivered to the Trust in accordance with the terms hereof and of the Indenture, will constitute the valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

         3. This Agreement and the rights and obligations of each of the parties hereto shall be construed and enforced in accordance with and governed by the laws of the State of New


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York without reference to its conflict of laws provisions (other than Section
5-1401 of the General Obligations Law).

         4.       ANY LEGAL ACTION OR PROCEEDING BY OR AGAINST ANY PARTY
HERETO OR WITH RESPECT TO OR ARISING OUT OF THIS AGREEMENT MAY BE BROUGHT IN OR REMOVED TO THE COURTS OF THE STATE OF NEW YORK, IN AND FOR THE COUNTY OF NEW YORK, OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK (IN EACH CASE SITTING IN THE BOROUGH OF MANHATTAN). BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY ACCEPTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS (AND COURTS OF APPEALS THEREFROM) FOR LEGAL PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.

         5. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                                   NORTH POINTE HOLDINGS CORPORATION

                                   By: /s/ James G. Petcoff
                                      ------------------------------------
                                      James G. Petcoff
                                      Chairman, President and Chief Executive
                                      Officer


                                   NP CAPITAL TRUST I


                                   By: /s/ John Berry
                                      ------------------------------------
                                      John Berry
                                      Administrative Trustee



                                   By: /s/ Harold Meloche
                                      ------------------------------------
                                      Harold Meloche
                                      Administrative Trustee